SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 3, 1999
                                                          -----------------

                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-25691                     13-4051921
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)



110 East 59th Street, New York, New York                           10022
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(Address of Principal Executive Offices)                         (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.        Other Events.
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     A. On December 3, 1999,  NTL  Incorporated  ("NTL")  announced  that it had completed the purchase of the final franchise area in its previously announced acquisition of the "1G Networks" of France, its first broadband venture in Continental Europe. In May 1999, following a competitive tendering process, France Telecom and France Telecom Cable announced that NTL was the winning bidder to acquire the 1G Networks of France Telecom representing five franchise areas and over 266,000 franchise homes. The purchase of four of the five franchises was completed in August 1999. NTL acquired the 1G Networks for 350.9 million French Francs (approximately US $53.7 million).

     B. On December 13, 1999, NTL announced that it had reached an agreement to acquire the Cablecom Group ("Cablecom") from Swisscom AG, Siemens Schweiz AG and VEBA for approximately $3.7 billion (on a debt free, cash free basis). Cablecom's 1998 revenues were $388 million and EBITDA was $145 million. Cablecom is Switzerland's largest cable operator with 1.38 million subscribers (reflecting a penetration rate of 96% in its service areas) and delivers signals via its national fibre backbone to other cable operators who serve a further 300,000 cable homes.


Item 7.        Financial Statements and Exhibits
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                  Exhibits

99.1              Press release, issued December 3, 1999

99.2              Press release, issued December 13, 1999

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             NTL INCORPORATED
                                             (Registrant)


                                             By: /s/  Richard J. Lubasch
                                             ---------------------------
                                             Name:    Richard J. Lubasch
                                             Title:   Executive Vice President-
                                                        General Counsel


Dated: December 15, 1999

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                              Page
-------                                                              ----

99.1      Press release, issued December 3, 1999

99.2      Press release, issued December 13, 1999